UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 1, 2010
Cardica, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	000-51772 (Commission File Number)	94-3287832 (IRS Employer Identification No.)

900 Saginaw Drive, Redwood City, CA	94063
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (650) 364-9975
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Agreement.
     On April 1, 2010, Cardica, Inc. (the “Company”) entered into an amendment (the “Note Agreement Amendment”) to its subordinated convertible note agreement, dated June 16, 2003 and as amended to date, with Century Medical (collectively the “Note Agreement”). Under the terms of Note Agreement Amendment, the Company agreed to make a principal payment of $600,000 to Century Medical by April 8, 2010, with the remaining $1.4 million principal amount owed to Century Medical becoming due on June 17, 2011, or one year later than the maturity date prior to the Note Agreement Amendment. In the event that the Company obtains at least $10 million in equity or debt financing during the period from April 1, 2010 through the new maturity date, the Company shall prepay at least an additional $400,000 of the then-outstanding principal within ten business days after the date on which the amount of such aggregate financing was at least $10 million.
     In connection with the Note Agreement Amendment, the Company entered into an amendment to its distribution agreement, dated June 16, 2003 and as amended to date, with Century Medical, Inc. (“Century Medical”) (the “Distribution Agreement Amendment”). Under the terms of the Distribution Agreement Amendment, the Company agreed that, during the time during which any amounts are outstanding under the Note Agreement, the Company will not increase the price to Century Medical of the Company’s PAS-Port® Proximal Anastomosis System being distributed by Century Medical.
     The foregoing descriptions of the Note Agreement Amendment and Distribution Agreement Amendment are summaries of the material terms of such agreements and documents, do not purport to be complete and are qualified in their entirety by reference to the Distribution Agreement Amendment and the Note Agreement Amendment, which are filed as Exhibit 10.8.1 and Exhibit 10.10.2, respectively, to this current report on Form 8-K and are incorporated by reference herein.
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
     Reference is made to the Note Agreement Amendment described more fully in Item 1.01 above. The Note Agreement Amendment amends the Note Agreement and, accordingly, the terms of that certain promissory note due June 17, 2008 previously issued by the Company to Century Medical, as previously amended.
Item 9.01 Financial Statements and Exhibits.
(d)Exhibits

Exhibit No.	Description
10.8.1	Amendment No. 4 to Distribution Agreement, dated April 1, 2010, by and between Cardica, Inc. and Century Medical, Inc.†

10.10.2	Amendment No. 3 to Subordinated Convertible Note Agreement, dated April 1, 2010, by and between Cardica, Inc. and Century Medical, Inc.

†	Portions of this exhibit (indicated by asterisks) have been omitted pursuant to a request for confidential treatment. Omitted portions of this exhibit have been filed separately with the Securities and Exchange Commission.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Cardica, Inc. (Registrant)
Date: April 7, 2010	/s/ Robert Y. Newell
Robert Y. Newell, Chief Financial Officer

INDEX OF EXHIBITS

Exhibit No.	Description
10.8.1	Amendment No. 4 to Distribution Agreement, dated April 1, 2010, by and between Cardica, Inc. and Century Medical, Inc.†

10.10.2	Amendment No. 3 to Subordinated Convertible Note Agreement, dated April 1, 2010, by and between Cardica, Inc. and Century Medical, Inc.

†	Portions of this exhibit (indicated by asterisks) have been omitted pursuant to a request for confidential treatment. Omitted portions of this exhibit have been filed separately with the Securities and Exchange Commission.